SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 11, 1998



                                  SBARRO, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    New York
          ------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


         1-8881                                            11-2501939
(Commission File Number)                       (IRS Employer Identification No.)


            763 Larkfield Road, Commack, New York           11725
          ------------------------------------------------------------
           (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code: (516) 864-0200


                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.    Other Events..

           On February 11, 1998, the Company issued a press release (the "Press Release") reporting that the Company's Board of Directors had deferred consideration of the Company's quarterly cash dividend pending consideration of a transaction that had been proposed by the Sbarro family which would result in the acquisition at $28.50 per share in cash of all the shares of the Company not owned by the Sbarro family.

           A copy of the Press Release is attached to this report as Exhibit 99.01.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (a)        Financial statements of business acquired:

                      Not applicable.

           (b)        Pro forma financial information:

                      Not applicable.

           (c)        Exhibits:

                      99.01: Sbarro, Inc. Press Release dated February 11, 1998.

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  SBARRO, INC.


Date: February 17, 1998                           By: /s/ Robert S. Koebele
                                                     -------------------------
                                                      Robert S. Koebele,
                                                      Vice President-Finance





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                                  EXHIBIT INDEX



Exhibit
Number                                  Description

99.01                Sbarro, Inc. Press Release dated February 11, 1998.






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